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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 11, 2004


                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------


              DELAWARE                             1-06544                    74-1648137
    (State or Other Jurisdiction          (Commission File Number)           (IRS Employer
         of Incorporation)                                                 Identification No.)


                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SYSCO Corporation 2004 Stock Option Plan.

On November 12, 2004, the stockholders of SYSCO Corporation ("SYSCO") approved the 2004 Stock Option Plan (the "Plan"), which was submitted to the stockholders for approval at SYSCO's 2004 Annual Meeting of Stockholders.

Key features of the Plan include the following:

o    The Plan replaces SYSCO's 2000 Stock Incentive Plan.

o All employees of SYSCO and its subsidiaries are eligible to participate in the Plan. It is a three-year plan with a 23.5 million share authorization.

o The Plan limits the number of shares that may be issued in any given year to 1.5% of common shares outstanding on the first day of the fiscal year in which the grant is made.

o The maximum number of shares that may be covered by options granted during a given fiscal year to any individual who is listed as a "named executive officer" in the summary compensation table contained in SYSCO's proxy statement for its annual meeting of stockholders filed with the Securities and Exchange Commission during such fiscal year shall be 200,000.

o Only stock options and dividend equivalents may be offered under the Plan. Restricted stock is not authorized to be issued under the Plan.

o Options may be issued as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or as non-qualified stock options.

o No more than 250,000 shares may be issued to settle dividend equivalent rights.

o The Plan requires stockholder approval in order to: reprice outstanding options, grant discounted options, reload stock options, or make any material changes.

o The Plan is administered by the Compensation and Stock Option Committee, which is comprised solely of independent, non-employee directors.

o Options granted under the Plan will have a maximum term of seven years and will be subject to a minimum ratable vesting period of three years.

o Awards that were made under prior equity compensation plans and are cancelled or forfeited will not increase the number of shares available for grant under the Plan.

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

Additional information regarding the Plan can be found on pages 30 through 39 of SYSCO's proxy statement filed on Schedule 14A with the U.S. Securities and Exchange Commission ("SEC") on September 24, 2004. The Plan is contained in Appendix B of the proxy statement and is incorporated herein by reference. No grants have been made under the Plan to date.

There are no material relationships between SYSCO or any of its affiliates and any of its named executive officers apart from their employment relationships with SYSCO and ownership of SYSCO securities, as described in the Company's most recently filed proxy statement.

Grant of Performance Units Under SYSCO's 2004 Long-Term Incentive Cash Plan.

SYSCO's stockholders also voted, on November 12, 2004, at SYSCO's 2004 Annual Meeting of Stockholders, to approve the use of the SYSCO Corporation 2004 Long-Term Incentive Cash Plan to pay performance bonuses to SYSCO's named executive officers. The adoption of the Cash Plan by SYSCO's Board of Directors and the grant of performance units thereunder for the performance period fiscal 2005 through 2007 were previously reported on Form 8-K and filed with the SEC on September 10, 2004, under the captions, "SYSCO Corporation 2004 Long-Term
Incentive Cash Plan" and "Grant of Performance Units to Named Executive Officers," the contents of which are incorporated by reference herein.

Adjustment to Annual Incentive Compensation of CEO

On November 11, 2004, in connection with its continuous re-evaluation of SYSCO's pay-for-performance compensation strategy, the Compensation and Stock Option Committee (the "Committee") approved a Supplemental Performance-Based Bonus Plan (the "Supplemental Plan") which, upon implementation, will result in an adjustment to the structure of the annual incentive pay of Richard J. Schnieders, Chief Executive Officer and Chairman of SYSCO's Board of Directors. The purpose of the Supplemental Plan is to align a portion of Mr. Schnieders' overall compensation package with all of the performance goals (the "Additional Performance Goals," described further below) used in Mr. Schnieders' annual performance evaluation. Prior to adoption of the Supplemental Plan, some of the Additional Performance Goals were not directly tied to any of Mr. Schnieders' performance-based compensation, including awards made under SYSCO's Management Incentive Plan ("MIP").

The key components of the Supplemental Plan are as follows:

1. If the Committee determines that annual performance for a given fiscal year has failed to meet the Additional Performance Goals, any bonus otherwise payable to Mr. Schnieders under the MIP with respect to such fiscal year shall be reduced by an amount of up to 25% of the amount of such bonus, as determined by the Committee in its sole discretion.

2. If the Committee determines that annual performance for a given fiscal year has exceeded the Additional Performance Goals, Mr. Schnieders will be entitled to an additional bonus equal to up to 25% of any bonus to which he may be entitled under the MIP with respect to such year, as determined by the Committee in its sole discretion. Any such bonus would not be made pursuant to the MIP and would be included in the calculation of Mr.


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

     Schnieders' compensation that is subject to the $1 million dollar cap placed on deductions allowed to be taken by SYSCO under Section 162(m) of the Internal Revenue Code. This means that based on Mr. Schnieders' overall compensation package, it is likely that any such bonuses would not be deductible.

The Committee has sole discretion to:

     1.   establish the Additional Performance Goals;
     2. evaluate Mr. Schnieders' performance with respect to the Additional Performance Goals;
     3. determine the amount of any bonus payable in the event performance exceeds the Additional Performance Goals; and
     4. determine the amount of any reduction in the amount of any bonus payable under the MIP.

The Committee has authorized the implementation of the Supplemental Plan beginning with awards payable with respect to Fiscal Year 2005, subject to Mr. Schnieders' agreement to the potential reduction of any bonus otherwise payable to him under the MIP for that year.

Additional Performance Goals. Whether a bonus will be awarded (or a reduction to Mr. Schnieders' MIP Bonus will be made) under the Supplemental Plan will be based upon the Committee's annual evaluation of Mr. Schnieders' performance, generally performed as part of a joint review conducted by the Committee and SYSCO's Nominating and Corporate Governance Committee within 90 days following the end of SYSCO's fiscal year. As noted above, the Additional Performance Goals used to determine payments under the Supplemental Plan will include not only the goals used to evaluate performance under the MIP, but all of the goals generally established for evaluating Mr. Schnieders' overall performance. The goals previously established for evaluation of Mr. Schnieders' performance during Fiscal Year 2005 are summarized below:

     1. Long-Term Strategy. Whether Company goals that further the Company's long-term business strategy have been met.
     2. Financial Performance. Whether targets with respect to Company sales, return on equity, cash flow from operations, earnings per share and expense reduction have been met.
     3. Corporate Governance. Whether Company goals in areas such as regulatory compliance, transparency, and shareholder relations have been met.
     4. Human Capital. Whether Company goals related to areas such as succession planning and improving worker safety results have been met.
     5. Risk Management Mitigation. Whether Company goals related to such areas as the development, execution and monitoring of risk management processes have been met.

Mr. Schnieders will not receive any payment under the Supplemental Program if he does not also earn a bonus under the MIP.

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

Mr. Schnieders has no material relationship with SYSCO or its affiliates except in respect of his relationship to SYSCO as CEO and Chairman of the Board, and his ownership of SYSCO securities, as disclosed in SYSCO's most recently filed proxy statement and in this report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

         Exhibit Number   Description
         --------------   -----------

            10(a) SYSCO Corporation 2004 Stock Option Plan (incorporated by reference to Appendix B of SYSCO's proxy statement filed on Schedule 14A on September 24, 2004).


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSCO CORPORATION



Date: November 17, 2004                 By:   /s/ Michael C. Nichols
                                              ----------------------------------
                                              Michael C. Nichols
                                              Vice President, General Counsel
                                              and Corporate Secretary








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